Exhibit 16(a)(24)(a)

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas
Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 5th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith
Catherine H. Smith, President and Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas
Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 29th day of January, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ T. J. McInerney
Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and
any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie,
Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF
1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 3rd day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Ewout Steenbergen
Ewout Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York
County of New York

On the 3rd day of February in the year 2010, before me, the undersigned, personally appeared Ewout Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Helen M. Scheuer
/s/ Helen M. Scheuer		Notary Public, State of New York
Notary Public		No. 01SC352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article
5, Title 15. This law is available at a law library, or online through the New York State Senate or
Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ John S. Kreighbaum	County of Chester
John S. (Scott ) Kreighbaum
On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania	(Scott) Kreighbaum, known to me (or satisfactorily proven) to be
Notarial Seal	the person whose name is subscribed as attorney in fact for Ewout
Michael T. Zelinsky, Notary Public	Steenbergen, and acknowledged that he executed the same as the act
West Whiteland Twp., Chester County	of his principal for the purposes therein contained.
My Commission Expires Jan. 31, 2012
/s/ Michael T. Zelinsky

Notary Public

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania	Morinigo, known to me (or satisfactorily proven) to be the person
Notarial Seal	whose name is subscribed as attorney in fact for Ewout
Michael T. Zelinsky, Notary Public	Steenbergen, and acknowledged that he executed the same as the act
West Whiteland Twp., Chester County	of his principal for the purposes therein contained.
My Commission Expires Jan. 31, 2012
/s/ Michael T. Zelinsky

Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of Ewout Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella	County of Hartford Town of Windsor
Michael A. Pignatella
The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Ewout Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a
Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article
5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas
Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and
any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie,
Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-34370	033-75988	033-79122	333-105479	333-130827	333-162420
033-61897	033-75992	033-81216	333-109622	333-130833	333-162593
033-64277	033-75996	333-01107	333-109860	333-133157	333-166370
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF
1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 10th day of May, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Lynne R. Ford
Lynne R. Ford, Director and Executive Vice President

State of New York
County of New York

On the 10th day of May in the year 2010, before me, the undersigned, personally appeared Lynne R. Ford, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_/s/ Helen M. Scheuer_______		Helen M. Scheuer
Notary Public		Notary Public, State of New York
No. 01SC352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article
5, Title 15. This law is available at a law library, or online through the New York State Senate or
Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ John S. Kreighbaum	County of Chester
John S. (Scott ) Kreighbaum
On this, the 10th day of May, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared John S. (Scott)
Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for
Commonwealth of Pennsylvania	Lynne R. Ford, and acknowledged that he executed the same as the
Notarial Seal	act of his principal for the purposes therein contained.
Michael T. Zelinsky, Notary Public
West Whiteland Twp., Chester County	/s/ Michael T. Zelinsky
My Commission Expires Jan. 31, 2012	Notary Public

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 10th day of May, 2010, before me Michael T. Zelinsky, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Lynne R. Ford, and
Commonwealth of Pennsylvania	acknowledged that he executed the same as the act of his principal
Notarial Seal	for the purposes therein contained.
Michael T. Zelinsky, Notary Public
West Whiteland Twp., Chester County	/s/ Michael T. Zelinsky
My Commission Expires Jan. 31, 2012	Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 17th day of May, 2010, by J. Neil McMurdie, as attorney in
Nicole L. Molleur	fact on behalf of Lynne R. Ford.
Notary Public Within and for
The State of Connecticut	/s/ Nicole Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella	County of Hartford Town of Windsor
Michael A. Pignatella
The foregoing instrument was executed and acknowledged before me this 17th day of May, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Lynne R. Ford.
Notary Public Within and for
The State of Connecticut	/s/ Nicole Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a
Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article
5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas
Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 4th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald Britton
Donald Britton, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and
any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie,
Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF
1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 16th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Robert G. Leary
Robert G. Leary, Director

State of New York
County of New York

On the 16th day of February in the year 2010, before me, the undersigned, personally appeared Robert G. Leary, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Helen M. Scheuer
/s/ Helen M. Scheuer		Notary Public, State of New York
Notary Public		No. 01SC352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article
5, Title 15. This law is available at a law library, or online through the New York State Senate or
Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ John S. Kreighbaum	County of Chester
John S. (Scott ) Kreighbaum
On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared John S.
Commonwealth of Pennsylvania	(Scott) Kreighbaum, known to me (or satisfactorily proven) to be
Notarial Seal	the person whose name is subscribed as attorney in fact for Robert
Michael T. Zelinsky, Notary Public	G. Leary, and acknowledged that he executed the same as the act of
West Whiteland Twp., Chester County	his principal for the purposes therein contained.
My Commission Expires Jan. 31, 2012
/s/ Michael T. Zelinsky
Notary Public

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared Nicholas
Commonwealth of Pennsylvania	Morinigo, known to me (or satisfactorily proven) to be the person
Notarial Seal	whose name is subscribed as attorney in fact for Robert G. Leary,
Michael T. Zelinsky, Notary Public	and acknowledged that he executed the same as the act of his
West Whiteland Twp., Chester County	principal for the purposes therein contained.
My Commission Expires Jan. 31, 2012
/s/ Michael T. Zelinsky
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as
Nicole L. Molleur	attorney in fact on behalf of Robert G. Leary.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

State of Connecticut
/s/ Michael A. Pignatella	County of Hartford Town of Windsor
Michael A. Pignatella
The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as
Nicole L. Molleur	attorney in fact on behalf of Robert G. Leary.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a
Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article
5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas
Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162140
033-61897	033-75992	033-81216	333-109622	333-130833	333-162420
033-64277	033-75996	333-01107	333-109860	333-133157	333-162593
033-75248	033-75998	333-09515	333-129091	333-133158
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-158492

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 1st day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith
Michael S. Smith, Director